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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 9, 2006

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                            DOLBY LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                001-32431              90-0199783
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 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)

                               100 Potrero Avenue
                          San Francisco, CA 94103-4813
               (Address of principal executive offices) (Zip Code)

                                 (415) 558-0200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

ITEM 2.02  Results of Operations and Financial Condition.

       The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

       On November 9, 2006, Dolby Laboratories, Inc. issued a press release announcing its financial results for its fiscal quarter and fiscal year ended September 29, 2006. The full text of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:


Exhibit No.    Description
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99.1           Press Release of Dolby Laboratories, Inc. dated November 9, 2006

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DOLBY LABORATORIES, INC.

                                          By:  /s/ Kevin J. Yeaman
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                                              Kevin J. Yeaman
                                              Chief Financial Officer

Date:  November 9, 2006

                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release of Dolby Laboratories, Inc. dated November 9, 2006